                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549



                              FORM 8-K


                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  December 18, 1996



               HARBOR AMERICAN HEALTH CARE TRUST, INC.
               ---------------------------------------
       (Exact name of registrant as specified in its charter)


    Maryland                  33-11863                   86-0576027
---------------------------------------------------------------------
(State or other              (Commission               (IRS Employer
jurisdiction of                 File                   Identification
incorporation)                 Number)                     Number)


        2990 N. Swan Road, Suite 228, Tucson, Arizona  85712
        ----------------------------------------------------
        (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (520) 326-2000



                           Not Applicable
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
(a)(1)

     (i) On December 18, 1996, Harbor American Health Care Trust, Inc. (the "Trust") dismissed LaVoie, Clark, Charvoz & May ("LCC&M") as its independent accountants.

     (ii) Each of the 1995 and 1994 Independent Auditor's Reports issued by LCC&M was modified as follows: "The accompanying financial statements have been prepared assuming that the Trust will continue as a going concern. As discussed in
          Note 1 to financial statements, the accumulation of losses and carrying costs of an unleased facility raise a substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

    (iii) The decision to change accountants was approved by the Board of Directors.

     (iv) (A) During the fiscal years of the Trust ended December 31, 1995, December 31, 1994, and December 31, 1993,
               there were no disagreements between LCC&M and the Trust, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     (iv) (B)  Not applicable

     (iv) (C)  Not applicable

     (iv) (D)  Not applicable

     (iv) (E)  Not applicable

(a)(2) The Trust has engaged Arthur Anderson LLP as the auditor for the year ending December 31, 1996.

     (i) and (ii)   Not applicable

ITEM 5.   OTHER EVENTS

(a)  ELECTION OF NEW DIRECTORS
     -------------------------

     At the annual meeting of the stockholders of the Trust held on December 18, 1996, the stockholders elected three new Directors to fill the three existing vacancies. The By-Laws of the Trust provide for the election of five (5) members of the Board. Grady P. Hunter and F. Dale Markham were re-elected to the Board. The three new Directors are: Thomas M. Clarke, Charles E. Trefzger and Thomas A. White. The total votes for, against and abstaining from each director are as follows:

                              FOR           AGAINST         ABSTAIN
                              ---           -------         -------

Thomas M. Clarke         256,560.7324      3,939.0933     13,563.8056
Thomas A. White          256,560.7324      3,939.0933     13,563.8056
Grady P. Hunter          252,139.5817      3,939.0933     17,984.8056
F. Dale Markham          252,733.9666      7,799.0933     13,738.8056
Charles E. Trefzger      256,860.7324      3,939.0933     13,263.8056

(b)  APPROVAL OF TRUST NAME CHANGE
     -----------------------------

     At the annual meeting of the stockholders of the Trust held on December 18, 1996, the stockholders voted to approve the name change to Healthcare Investors of America, Inc. as presented in the proxy statement dated November 1, 1996. The total votes cast for, against and abstaining from the name change are 262,654.3007, 1,500.00, and 9,909.3306, respectively.

(c)  SELECTION OF ACCOUNTANTS
     ------------------------

     At the annual meeting of the stockholders of the Trust held on December 18, 1996, the stockholders ratified the Board's selection of Arthur Andersen LLP as independent auditors for the Trust for the fiscal year ending December 31, 1996. The total votes cast for, against and abstaining from the selection of accountants are 262,982.0556, 3,439.0933, and 7,642.4824, respectively.

(d)  ELECTION OF OFFICERS
     --------------------

     At the annual meeting of the stockholders of the Trust held on December 18, 1996, upon unanimous vote of the Directors, the following officers were duly elected to serve until the next annual meeting or until their respective successors are duly qualified and elected:

                      F. Dale Markham, Chairman
       Thomas M. Clarke, President and Chief Financial Officer
              Linda M. Clarke, Secretary and Treasurer


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits.

          Exhibit 16     -    Letter on Change in Certifying
                              Accountant

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 26, 1996     HARBOR AMERICAN HEALTH CARE
                              TRUST, INC.



                              By: /s/ Thomas F. Clarke
                                 ----------------------------------
                                   Thomas F. Clarke, President
                                   and Chief Financial Officer

                 LAVOIE, CLARK, CHARVOZ & MAY, P.C.
                    CERTIFIED PUBLIC ACCOUNTANTS
                 3320 N. CAMPBELL AVENUE, SUITE 200
                       TUCSON, ARIZONA  85719
                           (520) 322-0966
                     FACSIMILE:  (520) 881-7392



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549



Gentlemen:

We have read and agree with the comments in Item 4(a)(1) of Form 8-K of Harbor American Health Care Trust, Inc. dated December 26, 1996.

Sincerely,


/s/ LaVoie, Clark, Charvoz & May, P.C.

December 26, 1996